Filed with the Securities and Exchange Commission on April 28, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                                      1933 Act File No. 2-28049
                                                      1940 Act File No. 811-1586

                                    FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /_/
                        Pre-Effective Amendment No. __                       /_/

                        Post-Effective Amendment No. 51                  /X/
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /_/

                               Amendment No. 50                          /X/


                             THE KAUFMANN FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             140 E. 45th Street, 43rd Floor, New York, NY       10017
             --------------------------------------------     ----------
               (Address of Principal Executive Offices)       (Zip Code)


       Registrant's Telephone Number, including Area Code: (212) 922-0123

  Hans P. Utsch, President                      Copy to:
  The Kaufmann Fund, Inc.                       Joseph V. Del Raso, Esq.
  140 E. 45th Street                            Pepper Hamilton LLP
  43rd Floor                                    3000 Two Logan Square
  New York, NY 10017                            Eighteenth and Arch Streets
                                                Philadelphia, PA 19103
                                         ---------------------------------------
                                         (Name and Address of Agent for Service)

              It is proposed that this filing will become effective:

             /_/ immediately upon filing pursuant to paragraph (b) /X/ on May 1, 2000 pursuant to paragraph (b)
             /_/ 60 days after filing pursuant to paragraph (a)(1) /_/ on (date) pursuant to paragraph (a)(1)
             /_/ 75 days after filing pursuant to paragraph (a)(2) /_/ on (date) pursuant to paragraph (a)(2) of Rule 485.

     [If appropriate, check the following box:]

     /_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         PROSPECTUS & APPLICATIONS O MAY 1, 2000

[Graphic Omitted]

         THE
         KAUFMANN
         FUND, INC.

         140 East 45th Street
         New York, New York 10017


                                                             INVESTING IN GROWTH
                                                     COMPANIES FOR THE LONG TERM


                                          THE FUND SEEKS CAPITAL APPRECIATION BY
                                         INVESTING PRINCIPALLY IN COMMON STOCKS.


                   -------------------------------------------
                   FOR ASSISTANCE IN COMPLETING AN APPLICATION
                   OR QUESTIONS REGARDING SHAREHOLDER ACCOUNTS
                                 (800) 261-0555
                   -------------------------------------------


          As with all mutual funds, the Securities and Exchange Commission does not determine if the information contained in this prospectus is truthful or complete nor has it approved or disapproved any securities offered in this prospectus. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

WHY YOU SHOULD READ THIS PROSPECTUS

      Reading the prospectus will help you to decide whether The Kaufmann Fund, Inc. is the right investment for you. It allows you to compare the Fund's objective, principal strategies, principal risks, performance and fees and expenses with other mutual funds. Please keep it for future reference.

      INFORMATION ABOUT THE FUND
              OBJECTIVE ...................................  1
              PRINCIPAL STRATEGIES ........................  1
              PRINCIPAL RISKS .............................  1
              PERFORMANCE .................................  2
              FEES AND EXPENSES ...........................  3

      ADDITIONAL INVESTMENT STRATEGIES ....................  4

      ACCOUNT INFORMATION
              DETERMINING SHARE PRICE .....................  5
              PURCHASING SHARES ...........................  5
              SELLING SHARES ..............................  7
              SPECIAL INVESTOR SERVICES ...................  8

      DIVIDENDS AND TAXES
              DIVIDENDS AND DISTRIBUTIONS .................  9
              TAX CONSEQUENCES ............................  9

      MANAGING THE FUND
              PORTFOLIO TURNOVER .......................... 10
              DISTRIBUTION AND SERVICE PLANS .............. 10

      FINANCIAL HIGHLIGHTS ................................ 11

      THE POWER OF AUTOMATIC INVESTING .................... 12

      APPLICATIONS
              ACCOUNT APPLICATION ......................... 13
              IRA APPLICATION ............................. 15
              EDUCATION IRA APPLICATION ................... 17
              IRA TRANSFER APPLICATION .................... 19
              EDUCATION IRA TRANSFER APPLICATION .......... 20
              PAYROLL DEDUCTION PLAN APPLICATION .......... 21

The Fund is not a complete investment program, but may serve to diversify other types of investments in your portfolio.

INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

OBJECTIVE

      The Fund's investment objective is capital appreciation.

PRINCIPAL STRATEGIES

      To achieve its objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, NASDAQ and on the over-the-counter market. Up to 25% of the Fund's net assets may be invested in foreign securities. When deciding which securities to buy the Fund considers:

      o the growth prospects of existing products and new product development
      o the economic outlook of the industry
      o the price of the security and its estimated fundamental value
      o relevant market, economic and political environments.

      The Fund invests in individual companies for the long term. It buys stocks of companies that it believes:

      o are profitable and leaders in their industry
      o have distinct products and services which address substantial markets
      o can grow annual earnings by at least 20% for the next three to five years
      o have superior proven management and solid balance sheets.

      Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the intermediate and long-term prospects are poor.

PRINCIPAL RISKS

      The Fund cannot eliminate risk or assure achievement of its objective and you may lose money on your investment in the Fund.

      The Fund is subject to "management" and "market" risks. Management risk means the Fund's strategy may not produce the expected results, causing losses. Market risk is when the price of a security moves down in response to general market and economic conditions or from the activities of the individual company.

      Since the Fund invests mostly in small and medium companies its share price may fluctuate more than the share price of funds primarily invested in large companies. These companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

      HANDS-ON-APPROACH
      --------------------------------------------------------------------------
      EDGEMONT ASSET MANAGEMENT CORP-ORATION, THE FUND'S INVESTMENT ADVISOR, USES A BOTTOM UP APPROACH TO PORTFOLIO MANAGEMENT. THERE IS AN EMPHASIS ON INDIVIDUAL STOCK SELECTION RATHER THAN TRYING TO TIME THE HIGHS AND LOWS OF THE MARKET OR CONCENTRATING IN CERTAIN INDUSTRIES OR SECTORS. THIS HANDS-ON-APPROACH MEANS THAT IN ADDITION TO SOPHISTICATED COMPUTER ANALYSIS, EDGEMONT ASSET MANAGEMENT CONDUCTS IN-DEPTH MEETINGS WITH MANAGEMENT, INDUSTRY ANALYSTS AND CONSULTANTS. THROUGH THIS INTERACTION WITH COMPANIES EDGEMONT ASSET MANAGEMENT SEEKS TO DEVELOP A THOROUGH KNOWLEDGE OF THE DYNAMICS OF THE BUSINESSES IN WHICH THE FUND INVESTS.
      --------------------------------------------------------------------------

      In addition, there are risks associated with investing in foreign countries. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:
      o seizure, expropriation or nationalization of a company's assets
      o less publicly available information and differing regulations and standards
      o the impact of political, social or economic instability, or diplomatic events
      o securities that are less liquid and harder to value than those of a U.S. issuer.

      As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

PERFORMANCE

      The information below shows the Fund's performance for the ten-year period through December 31, 1999. Year-by-year returns show how the Fund's performance has varied by illustrating its volatility for each full calendar year for the past ten years. These returns include reinvestment of all dividends and capital gain distributions, and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results. These figures do not reflect the redemption fee. If the fee was included performance would be lower.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31,

       1990              -6.13%
       1991              79.18%
       1992              11.32%
       1993              18.18%
       1994               8.99%
       1995              36.89%
       1996              20.91%
       1997              12.59%
       1998               0.72%
       1999              26.01%

Best quarter: 28.1% (1st quarter 1991)
Worst quarter: -18.7% (3rd quarter 1998)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1999

                                              1 YEAR      5 YEAR      10 YEAR
                                             --------------------------------
                        The Kaufmann Fund     25.81%      18.58%      18.81%
                        Russell 2000          21.26%      16.69%      13.40%

      Average annual total return measures Fund performance over time. The Fund's average annual return is compared with the Russell 2000 Index. While the Fund does not seek to match the returns of the Russell 2000, this Index is a good indicator of small company stock performance. You may not invest in the Russell 2000, and unlike the Fund, it does not incur fees or charges. Performance figures reflect the redemption fee.

--------------------------------------------------------------------------------

FEES AND EXPENSES

      This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
      As a Fund shareholder, you do not pay any sales charges or exchange fees. Annual expenses can vary from year-to-year. These fees are for the year ended December 31, 1999.

                     SHAREHOLDER FEES
                     (fees paid directly from your investment)

                     REDEMPTION FEE(1)
                     (as % of redemption proceeds)                     0.20 %
                     Annual Fund Operating Expenses
                     (expenses that are deducted from Fund assets)

                     Management fee                                    1.50 %
                     Distribution (12b-1) fee(2)                       0.36 %
                     Other expenses                                    0.24 %
                     Total Annual Fund Operating Expenses              2.10 %
                     Fee Waiver(3)                                    (0.15)%
                     Net Operating Expenses                            1.95 %
------------------------------------------------------------------------------

  (1) THE FUND IMPOSES A 0.20% FEE ON THE REDEMPTION OF ANY SHARES PURCHASED AFTER FEBRUARY 1, 1985.
  (2) THE MAXIMUM DISTRIBUTION FEE THAT COULD BE PAID IS 0.75%.
  (3) UNDER A WRITTEN CONTRACT, EDGEMONT ASSET MANAGEMENT CORP. REIMBURSES EXPENSES WHEN CERTAIN ANNUAL OPERATING EXPENSES OF THE FUND EXCEED $650,000. THIS CONTRACT MAY BE TERMINATED OR AMENDED AT ANY TIME BY EDGEMONT.

EXAMPLE COSTS
      The following example allows you to compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. This example is based on the following assumptions:

      o $10,000 initial investment o 5% total return for each year
      o total annual Fund operating expenses remain the same for each period
      o selling and holding shares at the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on this information your costs at the end of each period would be:

      UNDERSTANDING COSTS
      --------------------------------------------------------------------------
      COSTS ARE AN IMPORTANT CONSIDERATION IN CHOOSING A MUTUAL FUND. THAT'S BECAUSE YOU PAY THE COSTS OF OPERATING THE FUND. THESE COSTS CAN ERODE A SUBSTANTIAL PORTION OF THE CAPITAL APPRECIATION THE FUND ACHIEVES. EVEN SEEMINGLY SMALL DIFFERENCES IN EXPENSES CAN, OVER TIME, HAVE AN EFFECT ON THE FUND'S PERFORMANCE.
      --------------------------------------------------------------------------

                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                        --------------------------------------------
      WITH REDEMPTION     $219        $634       $1,075       $2,301
      WITHOUT REDEMPTION  $198        $612       $1,052       $2,274

      ADDITIONAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      In seeking to meet its investment objective, the Fund may invest in other types of securities and employ certain investment practices. These securities and investment practices offer certain opportunities and carry various risks.

      The Fund may use up to 10% of its net assets to purchase and sell put and call OPTIONS, and write covered call options to protect its assets. An option is the right to buy or sell a security for an agreed upon price. The successful use of options, which are a type of derivative, depends on Edgemont's ability to correctly predict changes in the price of securities. Options may be riskier than other types of investments.

      The Fund may make SHORT SALES of securities listed on one or more national exchange or on NASDAQ. A short sale means selling a security the Fund does not own to take advantage of an anticipated decline in the stock's price. Once the Fund sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Fund engage in short sales transactions if it would cause the market value of all the Fund's securities sold short to exceed 25% of its net assets. Short sales may reduce returns or increase volatility.

      Up to 10% of the Fund's net assets may be invested in ILLIQUID SECURITIES, including those with legal or contractual restrictions and those without a readily available market. The Fund may also invest up to 10% of its total assets in other REGISTERED INVESTMENT COMPANIES.

      Up to 5% of the Fund's net assets may be invested in WARRANTS. A warrant is issued by a company and entitles the holder to buy the company's common stock at a set price during a stated period of time. The Fund may lose money on a warrant if the price of the underlying security declines or if the warrant expires before it is exercised.

      The Fund may borrow up to 33% of its net assets from banks for temporary or emergency purposes, clearing transactions or for investment purposes. Borrowing for investment purposes is known as LEVERAGING, which increases the effect of any change in the market value of the Fund's portfolio. Leveraging may expose the Fund to greater risk and increased costs. Interest paid on any borrowed funds may have the effect of lowering the Fund's return. In addition, the Fund may have to sell the securities when it would normally keep them in order to make interest payments.

      The Fund has a SECURITIES LENDING PROGRAM. The Fund may loan up to 30% of its total assets, in the form of its portfolio securities, to unaffiliated broker-dealers, banks or other recognized institutional borrowers. No loans are made without equivalent collateral. The Fund lends its portfolio securities to generate additional income. The primary risk in lending securities is the default of a borrower. If the borrower defaults there could be a deficiency in the collateral posted by the borrower. This risk is minimized by computing the value of the loaned securities each day. If the value of the security increases, additional collateral is provided by the borrower.

      INVESTING DEFENSIVELY
      --------------------------------------------------------------------------
      IN RESPONSE TO UNFAVORABLE MARKET, ECONOMIC OR POLITICAL CONDITIONS, THE FUND MAY TEMPORARILY INVEST 100% OF ITS ASSETS IN CASH, U.S. GOVERNMENT SECURITIES, CERTIFICATES OF DEPOSIT OR HIGH GRADE DEBT SECURITIES FOR DEFENSIVE PURPOSES. FOR THIS PURPOSE, HIGH GRADE MEANS MAJOR RATING SERVICES LIKE STANDARD & POOR'S RATINGS GROUP OR MOODY'S INVESTORS SERVICE, INC. HAVE RATED THE SECURITIES WITHIN THEIR TWO HIGHEST QUALITY GRADES. ALTHOUGH THE FUND WOULD DO THIS TO AVOID LOSSES, THESE MEASURES MAY HURT THE FUND'S EFFORTS TO ACHIEVE ITS OBJECTIVE.
      --------------------------------------------------------------------------

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

DETERMINING SHARE PRICE

      The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV).

      NAV is calculated at the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York time) each day the Exchange is open. NAV is not calculated on days the Exchange is closed. For a purchase, redemption or exchange of Fund shares, your price is the next calculated NAV after your request is received in good order and accepted by the Fund. To receive a specific day's price, your request must be received before the close of the Exchange on that day.

      When the Fund calculates share price, it values its securities at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures adopted by the Directors.

      Foreign securities traded on foreign exchanges are valued at the last quoted sales price available before the Fund's assets are valued. These securities trade during hours and on days that the Exchange is closed and the Fund's NAV is not calculated. Although the Fund's NAV may be affected during these times, you will not be able to purchase or redeem shares on these days.

PURCHASING SHARES

      You pay no sales charge to purchase shares of the Fund. Purchases are made at NAV. If the Fund or the Fund's transfer agent receives, in proper form, your check, wire or electronic transfer after 4:00 p.m. Eastern time, your transaction is not processed until the next business day.

-------------------------------------------------------------------------------------------------
   TYPE OF ACCOUNT                 MINIMUM INITIAL INVESTMENT       MINIMUM ADDITIONAL INVESTMENT
-------------------------------------------------------------------------------------------------
    REGULAR ACCOUNTS
      By Telephone                          N/A                             $1,000
      By Mail                               $1,500                          $  100
      By Automatic Investment               $  500                          $   50 monthly
      By Payroll Deduction                  $  500                          $   50 monthly


    IRAs
      By Mail                               $  500                          N/A
      By Automatic Investment               N/A                             $   50 monthly
      By Payroll Deduction                  $  500                          $   50 monthly
-------------------------------------------------------------------------------------------------

      CALCULATING NAV
      --------------------------------------------------------------------------
      THE SHARE PRICE FOR THE FUND IS DETERMINED BY ADDING THE VALUE OF THE INVESTMENTS, CASH AND OTHER ASSETS, DEDUCTING LIABILITIES, AND THEN DIVIDING THAT VALUE BY THE TOTAL NUMBER OF SHARES OUTSTANDING.
      --------------------------------------------------------------------------

      PAYING FOR FUND SHARES
      --------------------------------------------------------------------------
      PURCHASES MUST BE MADE BY CHECK, FEDERAL RESERVE DRAFT, OR OTHER NEGOTIABLE BANK DRAFT, PAYABLE IN U.S. DOLLARS AND DRAWN ON U.S. BANKS. THIRD PARTY CHECKS WILL NOT BE ACCEPTED FOR INITIAL PURCHASES OR WITHOUT SPECIAL PERMISSION. A CHARGE IS IMPOSED ON ANY RETURNED CHECKS.
      --------------------------------------------------------------------------

      Broker-dealers, financial planners, registered investment advisers, banks or other institutions may impose investment minimums higher than those imposed by the Fund. They may also charge for their services. There are no charges if you purchase your shares directly from the Fund.

      The Fund has the right to reject any purchase order, or limit or suspend the offering of its shares. Additionally, the Fund may discontinue the acceptance of telephone orders without notice and waive minimum purchase requirements at any time. Third party checks are not accepted.

----------------------------------------------------------------------------------------------------------------------------
                          OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT

By Mail                   o  Complete and sign the application          Make check payable to:
                          o  Make your check payable to:                The Kaufmann Fund, Inc.
                             The Kaufmann Fund, Inc.                    o  Include your account number on the check.
                          o  Mail application and check to:             o  Mail check with the stub from your shareholder
                               Boston Financial Data Services, Inc.        statement to the address on the left.
                               c/o The Kaufmann Fund, Inc.
                               P.O. Box 8331
                               Boston, MA 02266-8331
                          o  Overnight mail:
                               66 Brooks Drive
                               Braintree, MA 02184

By Telephone              N/A                                           o  Make the election on the application.
                                                                        o  Call (800) 261-0555 to place investment.
                                                                        o  Additional investments may not exceed $10,000,
                                                                           or seven times your current account balance,
                                                                           whichever is less.
                                                                        o  Payment must be received within 3 days.

By Wire                   o  Complete and sign the application.         o  Wire funds to:
                          o  Mail your application to the address            State Street Bank & Trust Co.
                             above.                                          ABA: 011000028 for credit to
                          o  Call (800) 261-0555, or (617) 483-5000          BFDS Account #99050874
                             if overseas, to obtain an account               The Kaufmann Fund, Inc.
                             number.                                         [Your name and account number].
                          o  Wire funds using the instructions at       o  Call (800) 261-0555 to advise of wire.
                             the right.

By Automatic              N/A                                           o  Complete and sign the AIP section of the
Investment Program                                                         application.


Through an                o  Contact your financial professional or     o  Contact your financial professional or
Intermediary                 broker-dealer.                                broker-dealer.

----------------------------------------------------------------------------------------------------------------------------

SELLING SHARES

      You may sell shares of the Fund on any day it is open for business. Redemption requests received before 4:00 p.m. Eastern time will be made at that day's NAV. No redemption request will be processed until your shares have been paid for in full. If you pay for shares by check, payment may take up to 15 days to clear from the date of purchase. In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. Redemption proceeds made by telephone will be transmitted to your pre-designated account at a domestic bank. The telephone redemption privilege may be modified or discontinued without notice to shareholders.

----------------------------------------------------------------------------------------------

                       SELLING SHARES
  By Telephone or      o  Make the election on the application or in writing; otherwise you
  Overseas                will not be allowed to redeem by telephone.
  Cable                o  Call (800) 261-0555, or (617) 483-5000 from overseas.
                       o  Include shareholder name, tax identification number and account number.
                       o  Send a telegram or overseas cable to:
                            Boston Financial Data Services, Inc.      o  Overnight mail:
                            c/o The Kaufmann Fund, Inc.                    66 Brooks Drive
                            P.O. Box 8331                                  Braintree, MA 02184
                            Boston, MA 02266-8331

  By Mail              o  Send a letter of instruction to Boston Financial Data Services,
                          Inc. , at the address above. Include:
                            - your account number
                            - the dollar value or number of shares to be redeemed
                            - signature guarantee if required, along with other
                              supporting documents
                            - share certificates, if applicable.
                       o  Sign the request exactly as the shares are registered.

  Through an           o  Contact your financial professional or broker-dealer.
  Intermediary

----------------------------------------------------------------------------------------------

      SECURITY CONSIDERATIONS
      --------------------------------------------------------------------------
      YOU MAY GIVE UP SOME LEVEL OF SECURITY IN CHOOSING TO BUY OR SELL SHARES BY TELEPHONE RATHER THAN BY MAIL. THE FUND USES PROCEDURES DESIGNED TO GIVE REASONABLE ASSURANCE THAT TELEPHONE INSTRUCTIONS ARE GENUINE, INCLUDING RECORDING THE TRANSACTIONS, TESTING THE IDENTITY OF THE SHAREHOLDER PLACING THE ORDER, AND SENDING PROMPT WRITTEN CONFIRMATION OF TRANSACTIONS TO THE SHAREHOLDER OF RECORD. IF THESE PROCEDURES ARE FOLLOWED, THE FUND AND ITS SERVICE PROVIDERS ARE NOT LIABLE FOR ACTING UPON INSTRUCTIONS COMMUNICATED BY TELEPHONE THAT THEY BELIEVE TO BE GENUINE.
      --------------------------------------------------------------------------

      REDEMPTION PROCEEDS

      Once your redemption request has been received in "proper form," shares will be redeemed at the next determined NAV. If your shares were purchased after February 1, 1985, redemption proceeds are subject to a redemption fee of 0.20%. "Proper form" means that the Fund has received your account application, all shares are paid for, and all documentation along with any required signature guarantees and share certificates are included. Payment will be made by check to the address of record unless otherwise specified on the letter of instruction, generally no later than the third business day after the valuation date, unless it was agreed upon by the parties at the time of the transaction.

SIGNATURE GUARANTEES

      The Fund uses signature guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your redemption request must be accompanied by a signature guarantee if it exceeds $30,000, or the check is payable or mailed to someone other than the account holder. Additionally, a signature guarantee is required if your address has changed within 30 days of your redemption request. Signature guarantees may be obtained from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. Signature guarantees cannot be obtained from a notary public. If you have a question concerning signature guarantees, please call (800) 261-0555.

REDEMPTIONS IN-KIND

      The Fund intends to redeem shares in cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind. In-kind redemption means that you receive portfolio securities rather than cash when redeeming your shares. If this occurs, you will incur transaction costs when selling the securities.

INVOLUNTARY REDEMPTION

      If your account falls below $500, the Fund may close your account by redeeming your shares and sending the proceeds minus any applicable redemption fee. You will receive notice to increase your balance 30 days before this happens. Your account will not be redeemed if the balance is below the minimum due to a reduction in the Fund's NAV. Involuntary redemptions do not apply to automatic investment plans, IRAs and other retirement accounts.

SPECIAL INVESTOR SERVICES

      The Fund offers its shareholders special services, which you may elect at the time you open your account, or at a later date. If you want further information on any of these services call (800) 261-0555.

THE KAUFMANN/RESERVE FUND MONEY MARKET SWITCH PLAN

      The Fund and the Reserve Fund offer a Switch Plan which allows you to exchange your Fund shares for shares of equal value of the Reserve Fund and vice versa. The minimum amount that may be switched is $1,000.

      In order to participate in the Switch Plan, elect the option on the account application. Call (800) 261-0555 to effect the switch. A transfer from the Fund to the Reserve Fund will take at least four business days and is subject to the applicable redemption fee of 0.20%. The Fund and the Reserve Fund have the right to limit the number of switches made. Either the Fund or the Reserve Fund may terminate the Switch Plan at any time. The Reserve Fund is not affiliated with the Fund or its investment adviser. The Reserve Fund is advised by Reserve Management Company, Inc. and distributed by Resrv Partners Inc.

      For federal income tax purposes, a switch into the Reserve Fund will be regarded as a sale of Fund shares and the purchase of Reserve Fund shares.

AUTOMATIC INVESTMENT PLAN

      Regular investments in the Fund can be made through the Automatic Investment Plan. Elect the option on the account application and attach a voided personal check. The Automatic Investment Plan may be canceled at any time without penalty.

PAYROLL DEDUCTION PLAN

      Regular investments in the Fund may be made through a Payroll Deduction Plan by completing a separate payroll deduction plan application. Your employer will deduct the amount you wish to invest directly from your paycheck and forward it to the Fund. The Payroll Deduction Plan may be canceled at any time without penalty by notifying your employer. Please check with your employer for availability of this service.

SYSTEMATIC WITHDRAWAL PLANS

      A Systematic Withdrawal Plan is available if you own more than $5,000 worth of Fund shares. Under this plan, proceeds from redemptions of Fund shares may be sent to you, a person designated by you or to your bank account.

IRAS, 401(K) AND 403(B) ACCOUNTS

      Individual Retirement Accounts, 401(k) or 403(b) accounts are available.

SHAREHOLDER CONFIRMATION AND STATEMENTS

      A confirmation will be sent each time you buy or sell Fund shares, or reinvest dividends or capital gain distributions. The confirmation will list the most recent transaction and the current share balance. Automatic Investment Plan accounts receive quarterly statements. All accounts receive annual statements as well as year-end tax information.

DIVIDENDS AND TAXES
------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

      Distributions will be reinvested automatically in Fund shares, unless you elect to receive them in cash. Most of the Fund's distributions are expected to be from capital gains. The Fund generally makes two different kinds of distributions:

      o CAPITAL GAINS FROM THE SALE OF PORTFOLIO SECURITIES.
        The Fund distributes any net realized capital gains annually, normally in November.

      o NET INVESTMENT INCOME FROM INTEREST OR DIVIDENDS RECEIVED. The Fund distributes its investment income annually.

TAX CONSEQUENCES

      The buying, selling, holding or exchanging of mutual fund shares may result in a gain or a loss and is a taxable event. The taxation of your distributions will be the same whether you receive them in cash or reinvest them in additional shares. Short and long-term holding periods are based on how long the Fund has held a security and not on how long you have owned your shares.

      TAX CONSIDERATIONS
      --------------------------------------------------------------------------
      UNLESS YOUR INVESTMENT IS IN A TAX-DEFERRED ACCOUNT YOU MAY WANT TO AVOID:

      o INVESTING IN THE FUND IMMEDIATELY BEFORE THE FUND DECLARES A CAPITAL GAIN, AS IT RESULTS IN YOU RECEIVING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION.

      o SELLING SHARES AT A LOSS FOR TAX PURPOSES AND THEN MAKING AN IDENTICAL INVESTMENT WITHIN 30 DAYS. THIS RESULTS IN A "WASH SALE" AND YOU WILL NOT BE ALLOWED TO CLAIM A TAX LOSS.
      --------------------------------------------------------------------------

              ----------------------------------------------
              TRANSACTION                   TAX STATUS
              Income dividends              Ordinary income
              Short-term capital gains      Ordinary income
              Long-term capital gains       Capital gains
              ----------------------------------------------

      The Fund may be subject to foreign withholding or other taxes on some of its foreign investments. This will reduce the yield or total return on those investments.

      Your investment in the Fund could have additional tax consequences. Please consult your tax advisor on state, local or other applicable tax laws.

MANAGING THE FUND
--------------------------------------------------------------------------------

      Edgemont Asset Management Corp. provides advisory services solely to the Fund and is responsible for its business affairs. Edgemont is located at 140 East 45th Street, New York, New York 10017. For its services, Edgemont received an annual fee of 1.50% of the Fund's average daily net assets for the year ended December 31, 1999. This advisory fee may be higher than the fee charged by other mutual funds.

PORTFOLIO TURNOVER

      Portfolio changes may be made without regard to the length of time the Fund has held a security. It is not the intention of the Fund to engage in trading for short-term profits. However, the Fund's portfolio turnover may vary significantly from year to year. It has exceeded 100% in the past, and may do so again. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund, higher net taxable gains for the investor and may reduce the Fund's return.

DISTRIBUTION AND SERVICE PLANS

      The Fund has adopted a 12b-1 plan permitting it to pay an annual fee in connection with the sale and distribution of its shares of up to 0.75% of the average daily net assets. Since this fee is paid on an ongoing basis, it may cost more than other types of sales charges over time. The Fund has also adopted a service plan. This plan allows the Fund to reimburse broker-dealers for providing services and maintenance of shareholder accounts. This annual service fee cannot exceed 0.25% of the Fund's average daily net assets.

      PORTFOLIO MANAGEMENT
      --------------------------------------------------------------------------
      THE DAY TO DAY INVESTMENT OPERATIONS OF THE FUND ARE HANDLED BY MR. HANS
      P. UTSCH, CHAIRMAN OF THE BOARD AND SECRETARY OF EDGEMONT ASSET MANAGEMENT CORP., AND MR. LAWRENCE AURIANA, PRESIDENT AND TREASURER. MR. UTSCH HAS BEEN ENGAGED IN THE SECURITIES BUSINESS SINCE 1962, AND MR. AURIANA SINCE 1965. MESSRS. UTSCH AND AURIANA CO-FOUNDED EDGEMONT IN AUGUST, 1984 AND HAVE MANAGED THE FUND SINCE MARCH 15, 1985.
      --------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

      The financial highlights will help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Sanville & Company, independent auditors, audited this information. Their report is included in the Fund's annual report, which is available upon request.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                               YEAR ENDED DECEMBER 31,
                                                                               -----------------------
                                                               1999         1998         1997         1996         1995
  NET ASSET VALUE, BEGINNING OF YEAR                          $  5.68      $  6.37      $  5.84      $  5.05      $  3.76
  Income from Investment Operations:
    Net Investment Income (Loss)                               (0.060)      (0.040)      (0.060)      (0.030)      (0.060)
    Net Realized and Unrealized Gain (Loss) on Investments      1.316        0.017        0.795        1.083        1.445
                                                              ------------------------------------------------------------
  Total Income from Investment Operations                       1.256       (0.023)       0.735        1.053        1.385

  Less Distributions:
    From Net Investment Income                                   --           --           --           --           --
    From Net Realized Gains                                     0.986        0.667        0.205        0.263        0.095
                                                              ------------------------------------------------------------
  Total Distributions                                           0.986        0.667        0.205        0.263        0.095
  NET ASSET VALUE, END OF YEAR                                $  5.95      $  5.68      $  6.37      $  5.84      $  5.05

  TOTAL RETURN (a)                                              26.01%        0.72%       12.59%       20.91%       36.89%

  RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Year (in millions)                       $ 3,476      $ 4,621      $ 6,008      $ 5,341      $ 3,163
  Ratio of Expenses (after expense reimbursement) to
    Average Net Assets                                           1.95%        1.96%        1.89%        1.93%        2.17%
  Ratio of Interest Expense to Average Net Assets                0.01%        0.01%        0.01%        0.01%        0.01%
                                                              ------------------------------------------------------------
  Ratio of Expenses (after expense reimbursement less
    interest expense) to Average Net Assets                      1.94%        1.95%        1.88%        1.92%        2.16%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                          (1.19)%      (0.66)%      (1.00)%      (0.82)%      (1.24)%
  Portfolio Turnover Rate                                          78%          59%          65%          72%          60%

(A) THE TOTAL RETURNS WOULD HAVE BEEN LOWER IF CERTAIN EXPENSES HAD NOT BEEN REDUCED.

THE POWER OF AUTOMATIC INVESTING
--------------------------------------------------------------------------------

DOLLAR-COST AVERAGING: A PROVEN LONG-TERM INVESTMENT STRATEGY

      Just as the stock market fluctuates with time, investor sentiment tends to alternate between periods of enthusiasm and despair. Unfortunately, investors tend to let their emotions guide their investment decisions. An effective investment strategy that assists in overcoming the emotional hazards of market volatility is "dollar-cost averaging." An investment plan using dollar-cost averaging is also a convenient way to lower your average investment cost.

      The key investment concept behind dollar-cost averaging is that when prices are up you purchase fewer shares and when prices are down you purchase more. It is an automatic method to help you counter the natural human impulse to buy high and to sell low.

      The easiest and most painless way to dollar-cost average is to establish an Automatic Investment Plan (AIP). With an AIP, you can arrange for money to be withdrawn directly from your checking/savings account or paycheck. There are no checks to write or phone calls to make -- everything is done for you. It is a simple, effective and effortless way to set aside money.

      Decide on an amount you would like to invest and a specific time to make your investment. Maybe you want to invest $200 a month. Perhaps it would work better to invest every two weeks by taking $100 out of each paycheck. Once you have set an amount and a time period that works for your situation -- stick with it! Dollar-cost averaging works best if you make investments on a regular basis.

      In the end, one of the greatest benefits of dollar-cost averaging is that it commits you to investing regularly, regardless of what is happening in the financial markets. You avoid the temptation to guess whether you are purchasing shares at a market low or a market high, and you make building assets for the future a good habit rather than an agonizing decision.

      Although dollar-cost averaging cannot guarantee a profit or protect against loss in declining markets, it can potentially help make market fluctuations work to your advantage. Dollar-cost averaging, combined with other key benefits such as diversification and professional management, can give you the best opportunity to build wealth.

                             THE KAUFMANN FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2000

                            ------------------------


This Statement of Additional Information is not a prospectus and you should read it in conjunction with the current prospectus of The Kaufmann Fund, Inc. dated May 1, 2000. To obtain a copy of the Fund's prospectus, please call (800) 261-0555 or write: The Kaufmann Fund, Inc., 140 East 45th Street, 43rd Floor, New York, New York 10017.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Information about the Fund.....................................................4

Investment Policies and Strategies.............................................4

Risk Factors..................................................................10

   Investment Restrictions....................................................10

Management Relationships, Directors and Compensation..........................10

Principal Stockholders........................................................10

Investment Advisory Services..................................................14

Brokerage Allocation..........................................................14

Potential Conflicts...........................................................15

Distribution Plan.............................................................16

Special Investor Services.....................................................16

Purchase and Redemption of Shares.............................................17

Taxes, Dividends and Capital Gains............................................18

Capital Stock.................................................................18

Transfer Agent, Custodian and Accounting Agent................................19

Auditor and Legal Counsel.....................................................19

Financial Statements..........................................................19

Performance Comparisons.......................................................19

Fund Performance Information .................................................20

                           INFORMATION ABOUT THE FUND

The Kaufmann Fund, Inc. was originally incorporated as a New York corporation on September 11, 1967. The Fund was inactive from January 1,1979 to February 21,1986, and became operational again when present management assumed control. In February 1993, the Fund was reorganized as a Maryland corporation with the same investment management. The Fund is an open-end, diversified mutual fund whose investment objective is capital appreciation. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

As a diversified mutual fund, the Fund meets the requirement that at least cash and cash items represent 75% of the value of its total assets, including receivables, government securities, securities of investment companies and "other securities". For purposes of this calculation, "other securities" are limited in respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and no more than 10% of the outstanding voting securities of such issuer. The Fund shall not lose its diversified status under the 1940 Act because of any subsequent discrepancies between the value of its various investments and these requirements, as long as these discrepancies occurred following the original acquisition of these securities and are neither wholly nor partly the result of such acquisition.


                       INVESTMENT POLICIES AND STRATEGIES

The Fund has adopted the following investment policies and strategies.

Securities of Other Investment Companies - The Fund may invest up to 10% of the value of its total assets in the securities of other registered investment companies, provided that the Fund does not purchase either more than 3% of the voting securities of any one investment company or securities of any investment company having an aggregate value in excess of 5% of the total value of the total assets of the Fund. The Fund must acquire these securities in the open market, involving no commissions to a sponsor or dealer, other than customary brokerage commissions. The Fund will not invest in an investment company that has a contingent deferred sales charge, however; a redemption fee of up to 2/10ths of 1% would be considered acceptable.

Foreign Currency Contracts- The Fund utilizes foreign currency contracts to facilitate transactions in foreign securities. Losses may arise from changes in the value of foreign currency, or if counter parties do not perform under the contract terms. The U.S. dollar value of the Fund's foreign currency contracts is calculated using the currency exchange rate at the time the Fund's net asset value is calculated. Net asset value can be affected by changes in currency exchange rates and exchange control regulations. Consequently, the Fund may be more volatile than if it did not invest in foreign securities.

Repurchase Agreements - Repurchase agreements are arrangements in which banks, broker-dealers and other recognized financial institutions sell U.S. government securities or certificates of deposits. There is an agreement at the time of sale to repurchase the securities at a mutually agreed upon time and price within one year from the date of acquisition. The Fund's custodian takes possession of the repurchase agreement securities on behalf of the Fund. The Fund will not enter into a repurchase agreement transaction with duration longer than seven days, if the amount of such transaction plus other illiquid securities equals more than 10% of the net assets of the Fund. Repurchase agreements are considered loans under the 1940 Act.

The Fund will enter into repurchase agreements only with financial institutions that management deems creditworthy, in order to help protect against potential default from the seller. Default by the seller is a potential investment risk inherent with these transactions. If the original seller does not repurchase the securities from the Fund, thus defaulting on the repurchase agreement, the Fund could possibly receive a lower repurchase price on a sale of such securities. This default situation could occur in the event that the seller files for bankruptcy or becomes insolvent. If a default situation occurs, the settlement of such securities by the Fund could be delayed pending court action. The custody rights of such repurchase agreements would remain with the Fund, therefore; the Fund would be allowed to retain or dispose of such securities as deemed necessary by management.

Option Contracts
The Fund may invest up to 10% of its net assets in options. An option is a contract that gives its owner the right, but not the obligation, to buy (call) or sell (put) a specified item at a fixed price (the exercise or strike price) during a specified period. The buyer pays a nonrefundable fee (the premium) to the seller (known as the writer).

A call provides a hedge against a possible increase in the price of the underlying security. The call may be exercised at a profit if the price of the security rises above the exercise price. A loss results if the price of the security falls below the exercise price or if the option expires. A put provides a hedge against a possible decline in the price of the underlying security. The put may be sold at a profit if the price of the underlying security falls below the exercise price. A loss results if the price of the underlying security exceeds the exercise price or if the option expires.

Gains and losses on option transactions depend on the ability of the portfolio manager to correctly predict the direction of stock prices, interest rates, and other economic factors. The buyer of an option has limited risk; the maximum risk is the premium paid.

Covered Option Writing
The obligation of the writer of a put or call option continues until the expiration date, unless the option is exercised, which requires the writer to deliver (call) or take delivery of (put) the underlying security upon the receipt of the exercise price. In order to secure the obligation to deliver
(call) or to pay (put) for the underlying security, the writer is required to deposit the security or other assets with a custodian. The option must also be marked to market in accordance with the rules of the clearing corporation with respect to the applicable exchanges and securities laws.

The principal reason for writing call options is an attempt to realize a greater return than would be realized on the securities alone, via the receipt of premiums. The writer of the covered call option has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, while retaining the risk of loss, should the price of the security decline. Conversely, the writer of a put option has, in return for the premium, given up the opportunity for a profit from a price decline in the underlying security below the exercise price, while retaining the risk of loss, should the price of the security increase.

Risks Relating to Options
The option writer has no control over when he may be required to sell the securities (call) or to purchase the security (put), since the option may be exercised at any time prior to its expiration date. The writer of an option has to bear the risk of an unfavorable price change in the security underlying the option. For the writer of a covered option (i.e., the writer owns the security underlying the option) the risk is limited to the relationship between the price of the security and the option and to potential lost opportunity cost. For the writer of a naked option (i.e., the writer does not own the security underlying the option) the risk is unlimited.

An option may be closed out only on an exchange that provides a secondary market for the option. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that one will exist. Some reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient trading interest in certain options; (b) trading halts, suspensions, or other restrictions may be imposed with respect to particular options or underlying securities; (c) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (d) the facilities of an exchange or a clearing corporation may not be adequate to handle current trading volume; or
(e) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options or a particular class or series of options, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An additional risk exists if the amount of the premiums that the Fund may pay or receive is adversely affected as other institutions engage in or increase their option purchasing and writing activities.

Borrowing to Purchase Securities (Leverage)
The Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of the Fund will rise. On the other hand, if the investment gains fail to cover the borrowing cost or if there are losses, the net asset value of the Fund will decrease.

The Fund may borrow money only if, immediately after the borrowing, the value of its net assets are at least 300% of the amount of the borrowing. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks, subject to the Federal Reserve Act, may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock; to the extent that the loan is greater than the maximum loan value of the collateral securing the loan. If, the Fund fails to meet this asset coverage test for any reason, including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund's securities at a time when it is disadvantageous to do so.

Restricted and other Illiquid Securities
The Fund may invest up to 10% of the value of its net assets in illiquid securities, which include private placements and other types of restricted securities, as well as repurchase agreements with maturities over seven days. Restricted securities are investments that may not be readily and publicly marketable at a particular time. To value such securities, it may be necessary for the Board of Directors to make good faith determinations of current value (which in some cases will be at a discounted market value of that security that is not subject to restrictions). It may be difficult to sell restricted securities at a price approximating what is deemed to be their current value. There may also be a considerable time gap between the decision to sell a restricted security and the actual sale, which can adversely affect the obtainable or desirable price.

If the Fund sells any restricted securities, it may be deemed an "underwriter" within the meaning of the Securities Act of 1933 and may be required to register such securities under the Act. The Fund might incur substantial expenses for such registration, if the issuer from whom the Fund acquired such securities has not agreed to bear such expenses. Other than as described here, the Fund may not underwrite the securities of other issuers.

The Fund may also invest in securities eligible for resale under Rule 144A of the Securities Act of 1933. This Rule allows certain qualified institutional investors to trade privately placed securities despite the fact that such securities are not registered under the 1933 Act. In deciding whether to purchase such securities, the Fund, acting pursuant to procedures adopted by the Board, will consider the frequency of such trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades. If a Rule 144A security is illiquid, the Fund's Board of Directors will determine what action, if any, is required.

Short Sales
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will recognize a loss if the market price of the security increases between the date of the short sale and the date on which the security is replaced, or a gain if the security declines in value between those dates. The Fund may only engage in short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ.

A short sale provides a possible hedge against the market risk of the value of other investments and protects the Fund in a declining market. However, the Fund could suffer both a loss on the purchase or retention of one security if its price declines, and a loss on a short sale of another security if the price increases. When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than had it not engaged in short sales. Among the factors which management may consider in making short sales are a decreasing demand for a company's products, lower profit margins, lethargic management, and a belief that a disparity exists between the price of the security and its underlying assets or other values.

The Fund will not engage in a short sale transaction if it would cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian. The collateral consists of cash or U.S. Government securities equal to the market value of the securities at the time of the short sale. The Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. The Fund may also sell short "against the box", i.e., the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box.

Warrants
A warrant entitles the holder to buy a security at a set price during a set period of time. The Fund invests in warrants to participate in an anticipated increase in the market value of the security. If such market value increases, the warrants may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. The Fund may invest up to 5% of its net assets in warrants; however, warrants not listed on a national exchange may not exceed 2% of net assets. This limitation does not include warrants acquired by the Fund by attachment to a security.

Lending of Portfolio Securities
The Fund may lend portfolio securities to unaffiliated broker-dealers, banks or other recognized institutional borrowers, for negotiated lender fees. Securities loaned may not exceed 30% of the Fund's total assets. The borrower must maintain cash or equivalent collateral or provide an irrevocable letter of credit equal to 102% of the value of the securities loaned. The borrower pays the Fund any dividends or interest paid on loaned securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the collateral to the borrower. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if it were considered important with respect to the investment.

The primary risk in securities lending is default by the borrower as the value of a borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Fund seeks to minimize this risk by computing the value of the securities loaned on a daily basis and requiring additional collateral, if necessary.

The Fund will not lend its portfolio securities to Bowling Green Securities, Inc., an affiliated broker-dealer.

Other than as described above, the Fund will not make loans, except to the extent it invests in publicly distributed bonds, debentures or other debt securities.

Short-Term Investments
A short-term investment is one held for a period of less than one year. The Fund may invest in short-term investments in order to realize a profit or to avoid an anticipated loss. Short-term transactions produce higher portfolio turnover rates and may result in higher brokerage commissions than would otherwise be incurred if the Fund engaged only in long-term transactions. There is no guarantee that the Fund will obtain any gains from short-term investments.

                                  RISK FACTORS

The purchase and sale of put and call options, leveraging, investing in restricted and foreign securities, short sales, lending of portfolio securities and short-term trading are investment techniques that are considered speculative and may entail greater than average risk to the Fund, to the extent that they are utilized. As such, the value of the Fund's shares may fluctuate to a greater degree than if these techniques were not utilized. Accordingly, the Fund may not be an appropriate investment vehicle for short-term investors.

The Fund is designed for long-term investors and for those investors that have the financial ability to undertake greater risk in exchange for potentially greater long-term returns.

                             INVESTMENT RESTRICTIONS

The Fund may invest up to 25% of the value of its total assets in a particular industry or market sector. This policy, as well as the following investment restrictions, cannot be changed without the approval of the holders of a majority of the Fund's shares. The term "majority" means the lesser of either
(1) 67% of the Fund's shares voted, provided that the holders of more than 50% of the outstanding shares are present at a meeting, either in person or by proxy; or (2) more than 50% of the Fund's outstanding shares. These restrictions provide that the Fund shall not:

     1.   Purchase securities from brokers on margin.

     2. Invest in commodities, commodity contracts, real estate and limited partnership interests in real estate. However, the Fund may invest in readily marketable securities of real estate trusts or companies and in master limited partnership interests traded on a national securities exchange.

     3. Borrow money, from others, or banks if the amount will cause the Fund's net assets (including amounts borrowed) to be less than 300% of the borrowings. If the Fund's net assets become less than 300% of the borrowings, the Fund must reduce its borrowings to the extent required to restore such 300% coverage, within three business days. Furthermore, such borrowings must be collateralized by the deposit or segregation of portfolio securities with the lending bank. In no case will such borrowings exceed 50% of the net assets of the Fund, or will pledged securities exceed 75% of the total assets of the Fund.

     4. Invest more than 5% of the value of its total assets in any one issuer (excluding United States Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

     5.   Participate in a joint securities trading account.

     6.   Issue senior securities except to the extent of borrowings.

     7.   Underwrite the securities of other issuers.

     8. Purchase securities of an issuer, if any affiliate (including the Fund's officers and directors) owns more than 1/2 of 1%, individually; or more than 5%, jointly, of the outstanding securities of such issuer.

     9. Invest 20% or more of its net assets in securities of issuers with an operating history with less than three continuous years of operation.

     10.  Invest in oil, gas or mineral leases.


              MANAGEMENT RELATIONSHIPS, DIRECTORS AND COMPENSATION

The Fund's Board of Directors is responsible for the Fund's management, and as such, has certain fiduciary duties and obligations to the Fund's shareholders. To follow is biographical information for each Director. An asterisk marks directors who are "interested persons" of the Fund, as defined in Section 2(a)
(19) of the1940 Act. Generally speaking, "interested persons" are persons or their close family members who have substantial financial or professional relationships with investment companies or their investment advisors, principal underwriters, officers or employees.

*Hans P. Utsch, Age 63, Director, President and Treasurer
 140 East 45th Street, 43rd Floor, New York, New York 10017

Mr. Utsch is Chairman of Edgemont Asset Management Corporation, the Fund's investment advisor, and has acted in this capacity since it's founding in August 1984. Together with Mr. Lawrence Auriana, he is a co-portfolio manager of the Fund. Mr. Utsch graduated from Amherst College in 1958 and received his MBA from Columbia University in 1960. He began his career at Berliner Handels Frankfurter Bank in Germany and J. Henry Schroder Wagg in England. In 1962, he joined Goodbody & Co. as an analyst and associate in corporate finance. There, he shared primary responsibility for financing decisions for such companies as Leasco Data Processing (now Reliance Insurance) and Kentucky Fried Chicken. In 1969 he assumed control and became principal shareholder of Hans Utsch & Co. (now Bowling Green Securities, Inc.) a registered broker-dealer founded in 1933 by his father.

*Lawrence E. Auriana, Age 56, Director, Chairman of the Board and Secretary 140 East 45th Street, 43rd Floor, New York, New York 10017

Mr. Auriana is President of Edgemont Asset Management Corporation, the Fund's investment advisor, and has acted in this capacity since it's founding in August 1984. Together with Mr. Hans Utsch, he is co-portfolio manager of the Fund. Mr. Auriana graduated from Fordham University in 1965 and attended New York University Graduate School of Business. He is a senior member of the New York Society of Security Analysts. Mr. Auriana began his career in 1965 as an investment analyst for General Reinsurance Corporation. In 1975 he worked with Hans Utsch & Co. (now Bowling Green Securities, Inc.) providing research to institutional clients, with an emphasis on small growth companies. He was also active as a venture capitalist, particularly in the areas of radio paging, oil exploration and computer software. Mr. Auriana is Chairman of Mediware Information Systems, a company that provides computer-based management information systems for use in hospitals.

Roger E. Clark, Age 66, Director
One Hatfield Mews, 330 Elm Street, New Canaan, Connecticut 06840

Mr. Clark has been a member of the Board of Directors of the Fund since 1984. He is also a member of the Board's Audit Committee. From 1980 to 1987, he was a marketing executive for Xerox Corporation. Mr. Clark has also been self-employed as a PC Systems Designer and Programming Consultant. Since 1997, Mr. Clark is the co-owner of the advertising agency, Talcott & Clark Recruitment Advertising, Inc., in New Canaan. Mr. Clark has also owned and operated a retail computer store and has held various other management positions in the fields of marketing and advertising.

Pauline Gold, Age 62, Director
1 Edgewater Plaza, Staten Island, New York 10305

Mrs. Gold has been a member of the Board of Directors of the Fund since 1984. She received her BA at Rutgers University in 1959 with a major in Mathematics and Political Science. She continued to postgraduate education at New York Law School, where she received her LLB in 1961. She was a partner in the law firm of McMahon & Lyons from 1964 to 1979. She also served as General Counsel to the Borough President of Richmond County in New York City. Mrs. Gold has been engaged in private practice since 1979.

Gerard M. Grosof, Age 69,Director
48-23 42nd Street, Long Island City, New York 11104

Mr. Grosof has been a member of the Board of Directors of the Fund since 1984. From 1980 to 1982 he served as an officer of CG Technology Corporation, a contract research and development firm. He was Vice President, Treasurer and a Director of Memory Metals, Inc., a metal alloy firm, from 1982-1985. Presently, he is a high-technology venture capitalist and a Director of Quantametrics, Inc.

Leon Lebensbaum, Age: 76, Director
3601 Hempstead Turnpike, Levittown, New York 11756

Mr. Lebensbaum has been a member of the Board of Directors of the Fund since 1984. He is also a member of the Board's Audit Committee. Mr. Lebensbaum has been an attorney since 1954 and a certified public accountant since 1955. Since 1970, he has been in private practice as general partner for the accounting firm Lebensbaum & Russo. Prior to that, he was a Special Agent in the Intelligence Division of the Internal Revenue Service. Mr. Lebensbaum is a member of the American and New York Bar Associations, National Association of Certified Fraud Examiners, New York Society of Certified Public Accountants, American Institute of Certified Public Accountants-Tax Law Committee, American Accounting Association, National Association of Accountants, and the National Conference of CPA Practitioners.

The Directors, other than Messrs. Utsch and Auriana, each receive an annual retainer of $25,000, plus $5,000 for each Board of Directors' Meeting attended and $3,000 for each Committee Meeting attended, in addition to their expenses. Director fees and expenses for the year ended December 31, 1999 totaled $239,040. Set forth below is the amount of compensation paid to each Director for the year ended December 31, 1999.


Director                   Aggregate Compensation    Retirement Benefits        Total Compensation
--------                   ----------------------    -------------------        ------------------
Hans P. Utsch     .........       $       0               $       0                 $        0
Lawrence E. Auriana .......               0                       0                          0
Roger E. Clark    .........          65,000                       0                     65,000
Pauline Gold      .........          56,000                       0                     56,000
Gerald M. Grosof  .........          50,000                       0                     50,000
Leon Lebensbaum   .........          65,000                       0                     65,000


Code of Ethics
The Fund and its investment advisor each have adopted a Code of Ethics. This Code permits personnel, subject to the Code, to invest in securities including those that may be purchased or held by the Fund. However, such personal investing must be pre-approved by the Fund's compliance officer and is subject to certain restrictions designed to protect the interests of Fund shareholders.


                             PRINCIPAL STOCKHOLDERS

At March 31, 2000, Charles Schwab & Co., Inc., 333 Bush Street, San Francisco, California 94104, and National Financial Services Corp., 82 Devonshire Street, Boston, Massachusetts 02109; were owners of more than 5% of the Fund's outstanding shares, owning 16% and 7%, respectively. These shares were held on behalf of undisclosed investors.

                          INVESTMENT ADVISORY SERVICES

Edgemont Asset Management Corp., incorporated in New York in August 1984, and having its principal office at 140 East 45th Street, 43rd Floor, New York, New York 10017; serves solely as the Fund's investment advisor. Messrs. Utsch and Auriana are the sole shareholders and control persons of Edgemont.

At a Board of Directors' meeting held in October 1999, the Investment Advisory Agreement between the Fund and Edgemont was approved for an additional one-year term. This agreement will continue in effect until October 31, 2000, and for successive annual periods, provided that such continuance is specifically approved at least annually. The agreement must be approved by: (a) those Directors who are not interested persons of the Fund or Edgemont, cast in person, at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the Fund's outstanding voting shares. The Investment Advisory Agreement may be terminated at any time, without penalty, upon sixty days written notice, by the vote of a majority of the Fund's outstanding voting shares, by the vote of a majority of the Fund's Board of Directors or by Edgemont. This agreement will automatically terminate in the event of its assignment.

As investment advisor, Edgemont determines the composition of the Fund's portfolio, the nature and timing of the changes therein and the manner of implementing such changes. Also provided are research and other related services. The advisor performs such duties in accordance with directions received from the Fund's Board of Directors. Edgemont furnishes to the Fund, at no extra cost, the services of Edgemont's officers and employees, some who may be duly elected executive officers or directors of the Fund.

Pursuant to the Investment Advisory Agreement, the Fund is obligated to pay Edgemont a management fee equal to 1.5% of the Fund's average daily net assets. Edgemont received management fees from the Fund of $50,896,955, $79,655,324 and $85,089,829 for the years ended 1999, 1998 and 1997, respectively.

The Fund is responsible for effecting sales and redemptions of its shares, for determining the net asset value thereof and for all of its other operations. The Fund pays all administrative and other expenses attributable to its operations and transactions, including; transfer agent fees, custodian fees, legal fees, administrative and clerical services, auditing fees, services rendered, printing, supplies, postage, state blue sky filings, taxes, directors fees and expenses, and interest on bank loans.

In the past, as a condition of qualifying to sell the Fund shares in certain jurisdictions, Edgemont was required to reimburse the Fund for certain annual expenses that exceeded $650,000. Although it is no longer required to do so, Edgemont, has voluntarily agreed to provide this reimbursement and is expected to continue to do so in the future. Edgemont reimbursed Fund expenses in the amounts of $5,168,466, $5,697,251 and $6,589,322 for the years ended 1999, 1998 and 1997, respectively.

The Fund's total expenses for the year ending December 31, 1999, before the expense reimbursement, were $71,335,382; the net expenses after reimbursement were $66,166,916 or 1.95% of average net assets.

                              BROKERAGE ALLOCATION

Hans P. Utsch and Lawrence E. Auriana, as portfolio managers, are primarily responsible for placing the portfolio brokerage business of the Fund. In all brokerage orders, the managers seek the most favorable prices and executions. Determining what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid) and the efficiency with which the transaction is effected. Edgemont also considers the ongoing brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund. Edgemont is authorized to pay broker-dealers a commission for executing a particular transaction for the Fund, which may be in excess of the amount of commission another broker-dealer would have charged; if Edgemont determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of the particular transaction or of the overall benefits to the Fund. For the year ended December 31, 1999, the Fund paid brokerage commissions in the amount of $9,731,633 to brokers that provided Edgemont with research services. These commissions were paid for securities transactions valued at $3,364,151,202.

A person provides brokerage and research services insofar as they: (1) furnish a service, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities and the availability of purchasers and sellers of securities; (2) furnishes analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; (3) effects securities transactions and performs functions incidental thereto (such as clearance, settlement or custody) as required by rules of the Securities and Exchange Commission or the NASD, of which such person is a member or is a person associated with an NASD member firm.

As permitted by Section 17(e) of the Investment Company Act and Rule 17e-1 there under, Bowling Green Securities may act as a broker to the Fund in connection with the sale of various securities traded on an exchange. Bowling Green Securities is an affiliate of Messrs. Utsch and Auriana; Hans P. Utsch is the sole shareholder of Bowling Green and Lawrence Auriana is a registered representative thereof. Pursuant to conditions and procedures adopted by the Board of Directors of the Fund, in accordance with Rule 17e-1, Edgemont must ascertain that any commissions, fees or other remuneration paid to Bowling Green Securities are reasonable and fair compared to those of other brokers in connection with transactions involving similar securities purchased or sold on a securities exchange during a comparable period of time.

Bowling Green Securities is required to provide regular brokerage services to the Fund at competitive rates that are in accordance with Section 11(a) of the Securities Exchange Act of 1934. The Securities and Exchange Commission is authorized to regulate or prohibit broker-dealers such as Bowling Green Securities from effecting transactions in securities owned by an account such as the Fund, over which the principals of Bowling Green Securities have investment discretion. Bowling Green Securities cannot buy or sell portfolio securities as a principal from or to the Fund. The Fund is also permitted to purchase underwritten securities during the existence of an underwriting syndicate of which Bowling Green Securities is a member, subject to restrictions of applicable law and the Fund's policies.

To the extent that portfolio transactions are effected through Bowling Green Securities as broker, any activity will be beneficial to that firm (and its principal shareholder, Mr. Utsch) because of brokerage commissions payable in connection therewith. For 1999, 1998 and 1997, the Fund paid $9,731,633, $12,669,343, and $10,106,929, respectively, in brokerage commissions. Of these amounts $50,100 $27,000 and $45,000, respectively, were paid to Bowling Green Securities. The Board receives quarterly reports, prepared by the Fund's independent public accountants, to review the exchange trades executed by Bowling

Green Securities at the end of each quarter. The Board continues to review the appropriateness of the conditions and procedures on an annual basis.


                               POTENTIAL CONFLICTS

The affiliations of Hans P. Utsch and Lawrence E. Auriana as (1) a Director and Officer of the Fund; (2) a 50% Shareholder and Officer of Edgemont; and (3) a sole shareholder (Mr. Utsch) and affiliate (Mr. Auriana) of Bowling Green Securities; create, for each of them, an inherent potential conflict of interest. The Fund's Directors, who are not interested persons, are aware of these potential conflicts and do not perceive them as detrimental to the Fund.

                                DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund or Edgemont may finance activities that are primarily intended to result in the sale of Fund shares, including, but not limited to: advertising, printing and mailing of prospectuses and reports for prospective shareholders, printing and distribution of advertising material and sales literature and the compensation of persons primarily engaged in the sale and marketing of the Fund's shares. According to the Plan, the Fund may incur distribution expenses of up to .75% per annum of the Fund's average net assets. For the year ended December 31, 1999, distribution expenses incurred by the Fund were $12,215,138; equivalent to .36% per annum of the Fund's average net assets.

           Distribution Expenses for the year ended December 31, 1999

      Advertising-Print......................................... $ 2,801,855
      Broker-dealer fees........................................   2,314,164
      Advertising-Broadcast.....................................   1,982,576
      Advertising-Internet......................................   1,532,136
      Printing..................................................   1,298,507
      Postage...................................................   1,117,716
      Professional and other services rendered..................     449,430
      Employee compensation.....................................     384,117
      List Rentals..............................................     257,099
      Other.....................................................      77,538
                                                                 -----------
      Total..................................................... $12,215,138

The Distribution Plan may not be amended to materially increase the amount the Fund may spend, without shareholder approval. Any material amendments to the Distribution Plan must be approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons, by a vote cast in person at a meeting called for such a purpose. The Board of Directors receives a quarterly report, documenting the amounts and purposes of payments under the Distribution Plan. The Distribution Plan has been approved by the Board of Directors, and will remain in effect until October 31, 2000, unless terminated earlier by a vote of a majority of the Directors, who are not interested persons, or by vote of a majority of the Fund's outstanding shares.

                            SPECIAL INVESTOR SERVICES

The Kaufmann/Reserve Fund Money Market Switch Plan
The Fund offers a switch plan that allows shareholders to exchange their Fund shares for shares of equal value of the Reserve Fund, and vice versa. The Fund reserves the right to limit the number of switches made. Either the Fund or the Reserve Fund may terminate the plan at any time. Transfers from the Fund are subject to the redemption fee of .2%.

Automatic Investment Plan (AIP)
Periodic investments in the Fund may be made through an Automatic Investing Plan, for which there is a one-time set-up charge of five dollars. A shareholder may cancel their AIP at any time, without penalty. Since the Fund's shares are subject to fluctuations in both income and market value, investors contemplating an AIP should consider their financial ability to continue such investments and should understand that such a program cannot protect against loss of value in a declining market.

Payroll Deduction Plan
A payroll deduction plan enables an employer to deduct amounts directly from an employee's paycheck for investment into the Fund. Investors should check with their employer for availability of this service.

Systematic Withdrawal Plan
A Systematic Withdrawal Plan is available for owners of more that $5,000 of Fund shares. Redemptions of shares may result in a gain or loss, which must be reported as a capital gain or loss for income tax purposes.

Individual Retirement Account (IRA)
The Fund offers Traditional, Roth, Educatiion and SEP IRAs. Investors should consult with their tax advisers before establishing an IRA account. To determine eligibility and deductibility of an IRA contribution, investors should read the IRA Disclosure Statement and Custodial Agreement, which may be obtained from the Transfer Agent by calling (800) 261-0555.

Qualified Retirement Plans
The Fund offers Section 401(k) and 403(b) plans. Please contact the Transfer Agent at (800) 261-0555 for details on eligibility and other information.

                        PURCHASE AND REDEMPTION OF SHARES

A detailed explanation on how to purchase and redeem shares of the Fund, as well as how the net asset value (NAV) of such shares is determined, is contained in the Fund's Prospectus.

The Fund, pursuant to Rule 18f-1 of the 1940 Act, intends to redeem shares for cash, limited to each shareholder during any 90-day period to the lesser amount of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. In order to protect the interest of remaining shareholders, the Fund reserves the right to redeem its shares in-kind. In-kind payments allow the Fund to select from one or more portfolio securities, equal in value to the total value of the Fund shares being redeemed, as payment for redemptions. The value of portfolio securities distributed in-kind will be equal to their value used for calculating the net asset value of the Fund.

The Fund reserves the right to change or discontinue, without prior notices, any of the procedures available for redemption requests.

                       TAXES, DIVIDENDS AND CAPITAL GAINS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and as such, is not subject to federal income taxes to the extent that it distributes substantially all of its taxable income to its shareholders. At least 90% of gross income must be derived from dividends, interest, securities lending income and gains from the sale of securities. If in any taxable year, the Fund should not qualify as a regulated investment company: (a) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (b) distributions to shareholders, to the extent made out of the Fund's current or accumulated earnings and profits, would be taxable to them as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The Fund will utilize any available capital loss carryovers prior to making any shareholder distributions on profits realized on the sale of securities.

Federal tax law mandates that, if a shareholder fails to furnish and certify a taxpayer identification number, or the Internal Revenue Service notifies the Fund that a shareholder's taxpayer identification number is incorrect or that withholding is otherwise required, the Fund is required to withhold, from such shareholder, 31% of all dividend and income distributions and payments for redemption proceeds. Once withholding is established, all withheld amounts will be paid to the Internal Revenue Service, from whom such a shareholder should seek any refund.

                                  CAPITAL STOCK

The Fund has two billion shares of capital stock authorized, with a par value of $0.10 per share. Only one class of stock is issued by the Fund, and as such, have equal dividend, liquidation and voting rights. Each share is entitled to one vote. The capital stock is redeemable at the option of the holder. There are no pre-emptive or other special rights outstanding or attached to any of the Fund's shares, nor are there any restrictions on the right to freely retain or dispose of such shares.

Maryland law does not require the holding of annual shareholders' meetings unless otherwise required by law. However, 10% of the outstanding voting securities of the Fund have the right to call a shareholders' meeting for purposes of voting on the election or removal of a director. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares can elect all of the Fund's Directors if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares will not be able to elect anyone to the Board of Directors.

                 TRANSFER AGENT, CUSTODIAN AND ACCOUNTING AGENT

Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, acts as shareholder servicing, dividend paying and transfer agent of the Fund. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Fund's assets, including its portfolio securities that may be entered in the Federal Reserve Book Entry System or the security depository systems of The Depository Trust Company. State Street Bank and Trust Company also acts as the Fund's accounting agent, calculating the net asset value and providing other accounting services to the Fund. Neither the transfer agent nor the custodian and accounting agent exercises any supervisory functions in such matters as the purchase and sale of portfolio securities, payment of dividends or expenses.

                            AUDITOR AND LEGAL COUNSEL

Sanville & Company, 1514 Old York Road, Abington, Pennsylvania 19001, is the Fund's independent public accountant and audits the Fund's records and certifies its financial statements. Pepper Hamilton LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania 19103-2799, serves as legal counsel to the Fund.

                              FINANCIAL STATEMENTS

The Fund's financial statements for the year ended December 31, 1999, which can be found in the 1999 Annual Report to shareholders, are incorporated by reference into this Statement of Additional Information. The Annual Report also contains the Fund's financial highlights for the past five years, which are set forth in the current Prospectus.

                             PERFORMANCE COMPARISONS

The Fund's annual performance is most closely compared to that of the Russell 2000 Index. The Fund does not seek to match the returns of this index, but it is a good indicator of small company stock performance. You may not invest in the Russell 2000, and unlike the Fund, it does not incur fees or charges.

The Fund's total return or performance may also be compared to that of other funds that are tracked by Morningstar, Inc., a widely used independent research firm which ranks funds by overall performance, investment objectives and asset size. Morningstar proprietary ratings reflect risk-adjusted performance. The ratings are subject to change every month. Morningstar's ratings are calculated using a fund's three and five-year average annual returns, sales charge adjustments and a risk factor that reflects fund performance relative to three-month Treasury bill returns.

Additional performance comparisons may be made to indices of stocks comparable to those in which the Fund invests and the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Certain government statistics, such as the Gross National Product, may be used to illustrate the investment attributes of the Fund or the general economic and financial environment in which the Fund operates. Finally, the effect of tax-deferred compounding on the Fund's investment returns, may be illustrated by graphs or charts that compare the return from an investment in the Fund on a tax-deferred basis, assuming reinvestment of capital gains and dividends and assuming one or more tax rates, versus the return on a taxable basis.


                          FUND PERFORMANCE INFORMATION

The Fund may reflect its total return in advertisements and shareholder reports. Total investment return is a widely recognized method of measuring mutual fund investment performance. Average annual total return is shown in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of one, five and ten years. This method of calculating total return is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; (2) all recurring fees are included for applicable periods; and (3) the redemption fee of .2% on redemption of Fund shares acquired after February 1, 1985 is taken into consideration. Total return may also be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time.

The Fund's average annual returns for the one, five and ten year periods ended December 31, 1999 were 26%, 19% and 19% respectively.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

Exhibit No.
-----------

    (a)        Certificate of Incorporation, as amended.(1)

    (b)        By-Laws.(1)

    (c)        None.

    (d)        Investment Management Agreement between The Kaufmann Fund, Inc.
               and Edgemont Asset Management Corporation, as amended.(1)

               Agreement Pursuant to Plan of Distribution between The Kaufmann Fund, Inc. and Edgemont Asset Management Corporation - Amendment No. 1 dated 7/1/93.(2)

    (f)        None.

    (e) Custodian Agreement between The Kaufmann Fund, Inc. and State Street Bank and Trust Company.(2)

               Special Custody Account Agreement between The Kaufmann Fund, Inc., State Street Bank and Trust Company, and Morgan Stanley Prime Brokerage.(2)

    (h) Transfer Agency and Service Agreement between The Kaufmann Fund, Inc. and Boston Financial Data Services, Inc.(2)

               Copy of Authorization Agreement for payment of Service Fees.(2)

    (i)        Legal Opinion of Martin V. Miller, Esq. and consent dated
               4/20/98.(2)

    (j) Consent of Sanville & Company - Certified Public Accountants is filed herewith.

    (k) Registrant's financial statements for the fiscal year ended 12/31/99 are incorporated by reference to Registrant's 1999 Annual Report filed via EDGAR on 4/11/00.

    (l)        None.

    (m) Plan of Distribution pursuant to Rule 12b-1 adopted by The Kaufmann Fund, Inc.2

               Amendment No. 1 dated 7/1/93.2

    (n)        None.

    (o)        Reserved.

    (p)        Code of Ethics; To be filed by subsequent amendment.

----------

(1) Previously filed as an Exhibit to Post-Effective Amendment No. 45 filed electronically on March 11, 1996.

(2) Previously filed as an Exhibit to Post-Effective Amendment No. 48 filed electronically on April 30, 1998.


Item 24. Persons Controlled by or Under Common Control With Registrant

There are no persons controlled by or under common control with Registrant.


Item 25. Indemnification

(a) General. The Articles of Incorporation (the "Articles") of the Fund provide that to the fullest extent permitted by Maryland or federal law, no director or officer of the Fund shall be personally liable to the Fund or its shareholders for money damages and each director and officer shall be indemnified by the Fund. The By-Laws of the Fund provide that the Fund shall indemnify any individual who is a present or former director or officer of the Fund and who, by reason of his position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.

(b) Disabling Conduct. Both the Articles and the By-Laws provide, however, that nothing therein shall be deemed to protect any director or officer against any liability to the Fund or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

The By-Laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Fund as defined in
Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct. Under Maryland law, the Fund may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination, in accordance with Maryland law, has been made that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The By-Laws provide that the Fund may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. In accordance with the By-Laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met:
(1) the director or officer to be indemnified provides a security for his undertaking; (2) the Fund shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. The By-Laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the 1940 Act, the Fund may purchase and maintain insurance on behalf of any officer or director of the Fund, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Fund would have the power to indemnify him or her against such liability.


Item 26. Business and Other Connections of Investment Advisor

Edgemont Asset Management Corporation: Reference is made to Part B of this Post-Effective Amendment under "Investment Advisory Services" and to Edgemont's Form ADV as filed with the SEC (File No. 801-33077).

Bowling Green Securities, Inc. is wholly owned by Hans P. Utsch. Mr. Utsch is the Chairman of the Board and owner of 50% of the outstanding voting securities of Edgemont Asset Management Corporation. Mr. Lawrence Auriana is a registered representative of Bowling Green Securities, Inc. and is a director and president of Edgemont Asset Management Corporation and owns 50% of the outstanding voting securities of such company.


Item 27. Principal Underwriter

The Fund does not have a principal underwriter


Item 28. Location of Accounts and Records

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 140 East 45th Street, 43rd Floor, New York, New York 10017. The Fund's accounting and transfer agency records are maintained at Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA 02171.


Item 29. Management Services

There are no management service contracts not described in Part A or Part B of Form N-1A


Item 30. Undertakings

a) The Fund undertakes to provide a copy of its most recent Annual Report without charge to any recipient of its currently effective prospectus who requests the information.

b) The Fund agrees that the Directors of the Fund will promptly call a meeting of shareholders for the purpose of acting upon questions of removal of a director or directors when requested in writing to do so by the record holder of not less than 10% of the outstanding shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended and that it has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, hereunto duly authorized in the City of New York and State of New York, on the 28th day of April, 2000.


                                            THE KAUFMANN FUND, INC.


                                            By: /s/ Hans P. Utsch
                                                ------------------------
                                                Hans P. Utsch, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated:

     Signature                          Title                         Date
     ---------                          -----                         ----
/s/ Hans P. Utsch                 Director, President             April 28, 2000
---------------------------       and Treasurer
    HANS P. UTSCH


/s/ Lawrence Auriana              Chairman of Board,              April 28, 2000
---------------------------       Director, Vice President
    LAWRENCE AURIANA              and Secretary


/s/ Leon Lebensbaum               Director                        April 28, 2000
---------------------------
    LEON LEBENSBAUM


/s/ Gerard M. Grosof              Director                        April 28, 2000
---------------------------
    GERARD M. GROSOF


/s/ Pauline Gold                  Director                        April 28, 2000
---------------------------
    PAULINE GOLD


/s/ Roger E. Clark                Director                        April 28, 2000
---------------------------
    ROGER E. CLARK

                                  EXHIBIT INDEX


                  Exhibit 23(j)        Consent of Sanville & Co.